Exhibit 99.1

890 5th Avenue Partners, Inc. Announces Registration Statement in Connection with its Proposed Business Combination with BuzzFeed, Inc. has been Declared Effective and Sets December 2, 2021 as the Meeting Date for The Special Meeting of Stockholders

New York, NY – November 15, 2021 (PRNewswire) – 890 5th Avenue Partners, Inc. (NASDAQ: ENFA, ENFAU, ENFAW) (“890”) today announced that on November 10, 2021, the U.S. Securities and Exchange Commission (“SEC”) declared effective the registration statement on Form S-4 of 890 (File No. 333-258343) (as amended, the “Registration Statement”), which includes a definitive proxy statement/prospectus in connection with 890’s special meeting of stockholders (the “Special Meeting”) to consider the previously announced proposed Business Combination (as defined below) with BuzzFeed, Inc. (“BuzzFeed”). On November 11, 2021, 890 began mailing the definitive proxy statement/prospectus and other relevant documents to stockholders of 890 as of the record date established for voting on the Business Combination.

890 previously set a record date as of the close of business on October 8, 2021 (the “Record Date”) and today announced a meeting date of December 2, 2021 for its Special Meeting.

890’s stockholders of record at the close of business on the Record Date are entitled to receive notice of the Special Meeting and to vote the shares of 890 owned by them at the Special Meeting. The Special Meeting will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/ENFA2021SM.

In connection with the Special Meeting, 890’s stockholders that wish to exercise their redemption rights must do so no later than 5:00 p.m., New York City time, on November 30, 2021 (two business days before the Special Meeting) by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting. There is no requirement that stockholders affirmatively vote for or against the Business Combination at the Stockholder Meeting in order to redeem their shares for cash.

As announced previously, the Business Combination is to be effected through the merger of Bolt Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of 890 (“Merger Sub”) with and into BuzzFeed, after which the separate corporate existence of Merger Sub will cease and BuzzFeed will survive the merger as a wholly-owned subsidiary of 890 (the “Merger”). Immediately following the Merger, BuzzFeed will merge with and into Bolt Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of 890 (“Merger Sub II”) (the “Second Merger” and together with the Merger, the “Two-Step Merger”), with Merger Sub II surviving the merger as a wholly-owned subsidiary of 890. The Two-Step Merger and the other transactions contemplated by the agreement and plan of merger, dated June 24, 2021, by and among 890, Merger Sub, Merger Sub II and BuzzFeed, as amended (the “Merger Agreement”), including the acquisition of CM Partners, LLC and its direct, wholly-owned subsidiary, Complex Media, Inc. (“Complex Networks”) by the surviving entity of the Two-Step Merger is referred to as the “Business Combination.” In connection with the consummation of the Business Combination, 890 will be renamed “BuzzFeed, Inc.” Adam Rothstein, 890’s Executive Chairman, will serve as a Director of the BuzzFeed Board of Directors upon the closing. 890’s units, Class A common stock and public warrants are currently traded on NASDAQ under the symbols “ENFAU,” “ENFA” and “ENFAW,” respectively. In connection with the closing of the transaction, BuzzFeed Class A common stock will be Nasdaq-listed under the new ticker symbol “BZFD.”

The Record Date determines the holders of 890’s Class A common stock entitled to receive notice of and to vote at the Special Meeting, and at any adjournment or postponement thereof, whereby stockholders will be asked to approve and adopt the Business Combination, and such other proposals as disclosed in the definitive proxy statement included in the Registration Statement. If the Business Combination is approved by 890 stockholders, 890 anticipates closing the Business Combination shortly after the Special Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

A list of 890 stockholders entitled to vote at the Special Meeting will be open to the examination of any 890 stockholder, for any purpose germane to the Special Meeting, during regular business hours for a period of ten calendar days before the Special Meeting.

About 890 5th Avenue Partners, Inc.

890 is a special purpose acquisition company that specializes in converging technology, media, and telecommunications opportunities. They are investment partners that focus on supporting companies’ strategic growth within the media and telecommunications industry, which is undergoing an unprecedented amount of disruption over an extraordinarily accelerated time frame. 890 is led by seasoned media veterans who are uniquely positioned to advise both legacy assets and emerging growth platforms to scale through strategic combinations.

About BuzzFeed

BuzzFeed is the world’s leading tech-powered, diversified media company that reaches hundreds of millions globally through its cross-platform news and entertainment network. The company produces articles, lists, quizzes, videos, and original series; lifestyle content through brands including Tasty, the world’s largest social food network; original reporting and investigative journalism through BuzzFeed News and HuffPost; an industry-leading affiliate business, strategic partnerships, licensing and product development through BuzzFeed Commerce; and original productions across broadcast, cable, SVOD, film and digital platforms for BuzzFeed Studios.

About Complex Networks

Complex Networks champions the people, brands, and new trends you need to know now, will obsess over next, and we build consumer universes around them. From pop culture and style (Complex), food entertainment (First We Feast), music discovery (Pigeons & Planes), sneaker news (Sole Collector) to our festival of cultural convergence (ComplexCon) — we’re what a modern entertainment company looks like and what others have followed since 2002. Complex Networks creates and distributes programming with premium distributors, including Netflix, Hulu, Corus, TBS and truTV, Snap, Spotify, Tempo and Roku. Our content spans music to movies, sports to video games, fashion to food, and more. We reach a large, coveted 18- to 34-year-old male and female audience in the U.S., per Comscore.

Additional Information

In connection with the Business Combination, the Registration Statement has been declared effective by the Securities and Exchange Commission (the “SEC”), which includes the related proxy statement and prospectus of 890 with respect to the Special Meeting. 890’s stockholders and other interested persons are advised to read the Registration Statement and the related proxy statement/prospectus and any documents filed in connection therewith, as these materials will contain important information about BuzzFeed, 890 and the Business Combination. The Definitive Proxy Statement and related materials are being mailed to 890’s stockholders who were holders of record as of October 8, 2021. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov. In addition, the documents filed by 890 may be obtained free of charge from 890 at https://www.890fifthavenue.com/#investor-relations. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 890 5th Avenue Partners, Inc., 14 Elm Place, Suite 206, Rye, New York 10580.

Participants in the Solicitation

890, BuzzFeed and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 890’s stockholders in connection with the Business Combination. To the extent that such persons’ holdings of 890’s securities have changed since the amounts disclosed in 890’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 890’s directors and officers in 890’s filings with the SEC, including the Registration Statement, and such information and names of BuzzFeed’s directors and executive officers will also be in the Registration Statement, which includes the proxy statement of 890 for the Business Combination.

Non-Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements generally relate to future events or 890’s BuzzFeed’s, or Complex Networks’ future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities of BuzzFeed are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 890 and its management, BuzzFeed and its management, and Complex Networks and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 890, BuzzFeed, the combined company or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of 890 or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of BuzzFeed or Complex Networks as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably; continued market acceptance of, and traffic engagement with, BuzzFeed’s content; expectations, beliefs and objectives for future operations; BuzzFeed’s ability to further attract, retain, and increase its traffic; BuzzFeed’s or Complex Networks’ ability to expand existing business lines, develop new revenue opportunities, and bring them to market in a timely manner; BuzzFeed’s or Complex Networks’ expectations concerning relationships with strategic partners and other third parties; BuzzFeed’s or Complex Networks’ ability to maintain, protect and enhance its intellectual property; future acquisitions or investments in complementary companies, content or technologies; BuzzFeed’s or Complex Networks’ ability to attract and retain qualified employees; the proceeds of the Business Combination and BuzzFeed’s or Complex Networks’ expected cash runway; demand for products and services; technological developments and other potential effects of the Business Combination on BuzzFeed or Complex Networks; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations, including revised foreign content and ownership regulations; (10) changes in national and local economic and other conditions and developments in technology, each of which could influence the levels (rate and volume) of BuzzFeed’s subscriptions and advertising, the growth of its businesses and the implementation of its strategic initiatives; government regulation; (11) poor quality broadband infrastructure in certain markets; (12) the possibility that BuzzFeed or the combined company may be adversely affected by other economic, business and/or competitive factors; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in 890’s Registration Statement on Form S-1 (File No. 333-251650), as amended by the section entitled “Risk Factors” in 890’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, and June 30, 2021, each as filed by 890 with the SEC, and additional risks and uncertainties set forth in other filings with the SEC, including the Registration Statement.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither 890, BuzzFeed, nor Complex Networks undertakes any duty to update these forward-looking statements.

Contacts – Investors:

For 890 5th Avenue Partners, Inc.: Chris Buffone, chris@890fifthavenue.com

For BuzzFeed, Inc.: Amita Tomkoria, amita.tomkoria@buzzfeed.com

Contacts – Media:

Carole Robinson (BuzzFeed) carole.robinsson@buzzfeed.com

Matt Mittenthal (BuzzFeed) matt.mittenthal@buzzfeed.com

General Media inquiries: pr@buzzfeed.com

SOURCE 890 5th Avenue Partners, Inc.